UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

INCONTACT, INC.

(Exact name of registrant as specified in its charter)

1-33762

(Commission File No.)

Delaware	87-0528557
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7730 S. Union Park Ave., Suite 500, Midvale, Utah 84047

(Address of principal executive offices)

(801) 320-3200

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 22, 2010, inContact, Inc. amended certain terms of that revolving credit loan agreement dated July 16, 2009 with Zions First National Bank (“Zions”) (“Amendment”). The Amendment deleted the “Minimum Adjusted EBITDA” covenant and replaced it with the following “Minimum EBITDA” covenant:

Borrower shall maintain a minimum EBITDA, measured as of the last day of each quarter, as follows:

Period Ending	Amount
Effective Date through December 31, 2010	$1,000,000.00
March 31, 2011 and thereafter	$1,500,000.00

Item 9.01	Financial Statements and Exhibits

Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

SEC Ref. No	Description of Document

10.1	Amendment to Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCONTACT, INC.

Date: February 25, 2010	By:	/s/ GREGORY S. AYERS
Gregory S. Ayers,
Chief Financial Officer

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